OMNIBUS AMENDMENT No. 11

THIS OMNIBUS AMENDMENT NO. 11, dated as of December 1, 2012 (this “Amendment”) is entered into by and among the Transaction Parties (defined below) and the Required Purchasers (as defined in the Transaction Documents) and relates to the following transaction documents (the “Transaction Documents”): (1) the Custodial Agreement, dated as of May 1, 2006, by and among, BXG Timeshare Trust I (the “Issuer”), Bluegreen Timeshare Finance Corporation I (the “Depositor”), Bluegreen Corporation (“Bluegreen”) as servicer (the “Servicer”), Concord Servicing Corporation (the “Backup Servicer”), U.S. Bank National Association as Custodian (the “Custodian”) and as Indenture Trustee (the “Indenture Trustee”) and Branch Banking and Trust Company (the “Agent” and together with Bluegreen, the Depositor, the Issuer, the Backup Servicer, the Custodian, the Indenture Trustee, the Owner Trustee (defined below), the Club Trustee (as defined below), the Residual Interest Holder (as defined below), the Trust Owner (as defined below) and U.S. Bank National Association, as Paying Agent (the “Paying Agent”), the “Transaction Parties”), as amended by that certain Omnibus Amendment, dated as of March 1, 2008 (“Amendment No. 1”), by and among the parties named therein, as further amended by that certain Omnibus Amendment No. 2, dated as of May 22, 2009 (“Amendment No. 2”), by and among the parties named therein, as further amended by that certain Omnibus Amendment No. 3, dated as of June 25, 2009, by and among the parties named therein (“Amendment No. 3”), as further amended by that certain Omnibus Amendment No. 4, dated June 30, 2009, by and among the parties named therein (“Amendment No. 4”), as further amended by that certain Omnibus Amendment No. 5, dated as of June 29, 2010 (“Amendment No. 5”), as further amended by that certain Omnibus Amendment No. 6, dated as of August 30, 2010 (“Amendment No. 6”), as further amended by that certain Omnibus Amendment No. 7, dated as of September 2, 2010 (“Amendment No. 7”), as further amended by that certain Omnibus Amendment No. 8, dated as of December 17, 2010 (“Amendment No. 8”), as further amended by that certain Omnibus Amendment No. 9, dated as of October 1, 2011 (“Amendment No. 9”), and as further amended by the Omnibus Amendment No. 10, dated as of December 1, 2012 (“Amendment No. 10” and together with Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7, Amendment No. 8 and Amendment No. 9, the “Prior Omnibus Amendments”) (the “Custodial Agreement”), (2) the Backup Servicing Agreement, dated as of May 1, 2006, by and among the Backup Servicer, the Agent, the Servicer, the Issuer, the Indenture Trustee and the Depositor (as amended by the Prior Omnibus Amendments, the “Backup Servicing Agreement”), (3) the Sale Agreement, dated as of May 1, 2006, by and between the Issuer and the Depositor (as amended by the Prior Omnibus Amendments, the “Sale Agreement”), (4) the Purchase and Contribution Agreement, dated as of May 1, 2006, by and between Bluegreen and the Depositor (as amended by the Prior Omnibus Amendments, the “Purchase Agreement”), (5) the Remarketing Agreement, dated as of May 1, 2006, by and among the Issuer, the Indenture Trustee, Bluegreen, as servicer, and Bluegreen, as remarketing agent (as amended by the Prior Omnibus Amendments, the “Remarketing Agreement”), (6) the Administration Agreement, dated as of May 1, 2006, by and among, Bluegreen, the Issuer, the Indenture Trustee and Wilmington Trust Company, as Owner Trustee (the “Owner Trustee”) (as amended by the Prior Omnibus Amendments, the “Administration Agreement”), (7) the Fourth Amended and Restated Indenture, dated as of October 1, 2011, by and among the Issuer, the Servicer, Vacation Trust, Inc. (the “Club Trustee”), the Backup Servicer, U.S. Bank National Association, as Indenture Trustee, as Paying Agent and as Custodian, and the Agent (the “Indenture”), (8) the Fourth Amended and Restated Note Funding Agreement, dated as of October 1, 2011, by and among the Issuer, Bluegreen, the Depositor, the Agent and the purchasers party thereto (the “Note Funding Agreement”), (9) the Trust Agreement, dated as of May 5, 2006, by and among the Depositor (the “Residual Interest Holder”), GSS Holdings, Inc. (the “Trust Owner”) and the Owner Trustee (as amended by that Amendment No. 1 to Trust Agreement, dated as of March 1, 2008, by and among the Residual Interest Holder, the Trust Owner, and the Owner Trustee, by that Amendment No. 2 to Trust Agreement, dated as of June 1, 2009, by and among the Residual Interest Holder, the Trust Owner, and the Owner Trustee, by that Omnibus Amendment No. 5, dated as of June 29, 2010, by and among the Residual Interest Holder, the Trust Owner, the Owner Trustee, the Issuer, Bluegreen, the Backup Servicer, the Indenture Trustee, the Agent, and the Club Trustee, by that Amendment No. 3 to Trust Agreement, dated as of August 1, 2010, by and among the Residual Interest Holder, the Trust Owner, and the Owner Trustee, by that Omnibus Amendment No. 6, dated as of August 30, 2010, by and among Bluegreen, the Agent, the Residual Interest Holder, the Issuer, the Backup Servicer, the Custodian, the Indenture Trustee, the Owner Trustee, the Club Trustee, and the Trust Owner, by that Omnibus Amendment No. 8, dated as of December 17, 2010, by and among the Residual Interest Holder, the Trust Owner, the Owner Trustee, the Issuer, Bluegreen, the Backup Servicer, the Indenture Trustee, the Agent, and the Club Trustee, by that Amendment No. 4 to Trust Agreement, dated as of October 1, 2011, by and among the Residual Interest Holder, the Trust Owner, and the Owner Trustee, and by that Omnibus Amendment No. 10, dated as of December 1, 2012, by and among the Residual Interest Holder, the Trust Owner, the Owner Trustee, the Issuer, Bluegreen, the Backup Servicer, the Indenture Trustee, the Agent, and the Club Trustee) (the “Trust Agreement”) and (10) any other ancillary documents, agreements, supplements and/or certificates entered into or delivered in connection with the foregoing.

RECITALS

WHEREAS, the Transaction Parties desire to incorporate the Fifth Amended and Restated Standard Definitions attached hereto as Exhibit A (the “Fifth Amended and Restated Standard Definitions”) into each of the Transaction Documents.

WHEREAS, the Transaction Parties desire to amend the Indenture, the Note Funding Agreement, the Purchase Agreement and the Sale Agreement each, in the manner set forth herein.

WHEREAS, Branch Banking and Trust Company, as Agent and nominee on behalf of the Purchasers (as defined in Exhibit A attached hereto), is the sole registered Noteholder (as defined in Exhibit A attached hereto) under the Indenture, and constitutes the Required Purchasers (as defined in Exhibit A attached hereto).

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the Transaction Parties hereby agree as follows:

Section 1.01. References in all Transaction Documents

The Transaction Parties agree that any reference to the Standard Definitions in each of the Transaction Documents shall now refer to the Fifth Amended and Restated Standard Definitions.

Section 1.02. Amendment of the Indenture

Exhibit I to the Indenture shall be amended by deleting the same in its entirety and replacing it with Exhibit B attached hereto.

Exhibit J to the Indenture shall be amended by deleting the same in its entirety and replacing it with Exhibit C attached hereto.

Schedule 12.2(e) to the Indenture shall be amended by deleting the same in its entirety and replacing it with Exhibit D attached hereto.

Section 1.03. Amendment of the Note Funding Agreement

Section 2.2(a) of the of the Note Funding Agreement shall be amended by replacing “$50,000,000” with “$20,000,000.

Section 2.2(f) of the of the Note Funding Agreement shall be amended by deleting the same in its entirety and replacing it with:

“(f) On the Amendment Date, the aggregate Commitments and the Maximum Facility Balance shall each be $40,000,000.”

Section 3.2(h)(iii) of the Note Funding Agreement shall be amended by deleting the same in its entirety and replacing it with:

“(iii) if the related Obligor thereunder either (A) has a FICO Score less than 600 or (B) is a United States resident and does not have a FICO Score, such Obligor has made a down payment by cash, check, credit card or otherwise equal to at least 20% of the actual purchase price (including closing costs) of the related Timeshare Property (which down payment may, (i) in the case of Upgrade Club Loans or conversion in connection with an Introductory Loan, be represented in whole or in part by the principal payments and down payment made on, as applicable, the related Original Club Loan or the related Introductory Loan since its date of origination or (ii) in the case of an Upgrade or a conversion in connection with an Introductory Product, be represented in whole or in part by the amount paid where the Obligor has paid in full, whether at the point of sale or otherwise, for the original Timeshare Property or Introductory Product, as applicable) and no part of such payment has been made or loaned to Obligor by Bluegreen or an Affiliate thereof; and”

Section 3.2(h)(iv) of the Note Funding Agreement shall be amended by deleting the same in its entirety and replacing it with:

“(iv) the Funding Date Timeshare Loan shall not have a Timeshare Loan Rate less than 12.90%, except if subject to the Servicemember Civil Relief Act.”

Schedule 4.1(k) to the Note Funding Agreement shall be amended by deleting the same in its entirety and replacing it with Exhibit E attached hereto.

Section 1.04. Amendment of the Purchase Agreement and the Sale Agreement

(a)	Schedule I of the Purchase Agreement shall be amended by deleting the same in its entirety and replacing it with Schedule I and Schedule II attached hereto as Exhibit F.
(b)	Schedule I of the Sale Agreement shall be amended by deleting the same in its entirety and replacing it with Schedule I and Schedule II attached hereto as Exhibit G.

Section 2.01. Representations and Warranties

Bluegreen, the Depositor and the Issuer hereby represent and warrant to each of the other Transaction Parties that, after giving effect to this Amendment: (a) the representations and warranties set forth in each of the Transaction Documents by each of Bluegreen, the Depositor and the Issuer are true and correct in all material respects on and as of the date hereof, with the same effect as though made on and as of such date (except to the extent that any representation and warranty expressly relates to an earlier date, then such earlier date), (b) on the date hereof, no Default has occurred and is continuing, and (c) the execution, delivery and performance of this Amendment in accordance with its terms and the consummation of the transactions contemplated hereby by any of them do not and will not (i) require any consent or approval of any Person, except for consents and approvals that have already been obtained, (ii) violate any applicable law, or (iii) contravene, conflict with, result in a breach of, or constitute a default under their organization documents, as the same may have been amended or restated, or contravene, conflict with, result in a breach of or constitute a default under (with or without notice or lapse of time or both) any indenture, agreement or other instrument, to which such entity is a party or by which it or any of its properties or assets may be bound.

Section 2.02. References in all Transaction Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties agree that the provisions herein shall govern.

Section 2.03. Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 2.04. Governing Law.

THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES AND THE REQUIRED PURCHASER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 2.05. Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Amendment shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.

Section 2.06. Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

Section 2.07. Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.

Section 2.08. Direction to the Owner Trustee.

By its execution hereof, the Depositor hereby authorizes and directs the Owner Trustee to execute, deliver and perform this Amendment and any and all other documents, instruments and agreements, and to take any and all other action which may be necessary or convenient to effect the transactions contemplated hereby.

[Signature pages follow]

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.

BLUEGREEN CORPORATION

By:
Name:
Title:

BLUEGREEN TIMESHARE FINANCE CORPORATION I

By:
Name:
Title:

BXG TIMESHARE TRUST I

By:	Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee

By:
Name:
Title:

WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

CONCORD SERVICING CORPORATION

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee, as Custodian and as Paying Agent

By:
Name:
Title:

BRANCH BANKING AND TRUST COMPANY, as Agent and as Purchaser

By:
Name:
Title:

GSS HOLDINGS, INC., as Trust Owner

By:
Name:
Title:

VACATION TRUST, INC., as Club Trustee

By:
Name:
Title:

Exhibit A

Fifth Amended and Restated Standard Definitions

Exhibit B

EXHIBIT I

RESORT RATINGS

As of January 1, 2013

Resort Name	RCI Rating	Interval Int’l Rating
Casa del Mar Beach Resort	Silver Crown
Daytona SeaBreeze	Hospitality
The Fountains (f/k/a Oasis Lakes Resort)	Gold Crown
Grande Villas at World Golf Village	Hospitality
The Hammocks at Marathon Resort	Silver Crown
Orlando’s Sunshine Resort I & II	Gold Crown/Gold Crown
Solara Surfside Resort	Gold Crown
Mountain Run at Boyne	Gold Crown
The Falls Village Resort	Gold Crown
The Atlantic Palace	Hospitality
BG Club 36	Gold Crown
The Suites at Hershey	Gold Crown
Carolina Grande	Gold Crown
Harbour Lights Resort	Silver Crown
SeaGlass Tower	Standard
The Lodge Alley Inn	Gold Crown
Shore Crest Vacation Villas I & II	Silver Crown/Silver Crown
Laurel Crest Resort	Hospitality

MountainLoft Resort I & II	Silver Crown/Gold Crown
Shenandoah Crossing	Standard
Christmas Mountain Village	Standard
The Timbers at Christmas Mountain	Standard
The Villas at Christmas Mountain	Standard
La Cabana Beach Resort and Racquet Club		Select
Pirates Lodge Odyssey Dells	Gold Crown
Shenandoah Wilderness Traveler	Standard

Exhibit C

EXHIBIT J

COLLECTION POLICY

Collection efforts and delinquency information concerning the timeshare loans are managed by Bluegreen Corporation (the “Servicer”) and are handled by a staff of experienced collectors, assisted by a mortgage collection computer system. The Servicer’s collectors are incentivized through a performance-based compensation program. Technological capabilities include integrated software modules, and automated lock box, credit card and clearing house processing. The Servicer's aim of minimizing account delinquencies by promoting satisfactory customer relations is also reflected in its collection policy. The Servicer's collection policy is designed to maximize cash flow and assist each obligor with the management of his or her account.

With respect to the Bluegreen Vacation Club loans, unless circumstances otherwise dictate, collection efforts are generally made by mail and telephone. Collection efforts may commence by the Servicer when an account is as few as 10 days past due via telephone contact by the Servicer. At 30 days delinquent, a letter is sent to the obligor, (if a U.S. resident), advising such obligor that if the loan is not brought current, the delinquency will be reported to the credit reporting agencies. At 60 days delinquent, a lock-out letter is sent to the Bluegreen Vacation Club obligor by regular and certified or registered mail advising such obligor that such obligor cannot make any future reservations for lodging at a Bluegreen Vacation Club resort. If the delinquency continues, at 90 days delinquent, a "Notice of Intent to Cancel Membership" is mailed by regular and certified or registered mail. This informs the obligor that unless the delinquency is cured within 30 days from the date of such notice, the obligor's membership in the Bluegreen Vacation Club will be terminated. If the delinquency is not cured, a termination letter is sent by regular and certified or registered mail, typically at approximately 120 days delinquent. At such time, the obligor’s beneficial interest in the timeshare property is terminated and can be resold to a new purchaser.

The Servicer will refrain from modifying, waiving or amending the terms of any timeshare loan; provided, however, the Servicer may modify, waive or amend a timeshare loan for which a default on such timeshare loan has occurred or is imminent and such modification, amendment or waiver will not (i) materially alter the interest rate on or the principal balance of such timeshare loan, (ii) shorten the final maturity of, lengthen the timing of payments of either principal or interest, or any other terms of, such timeshare loan in any manner which would have a material adverse affect on the noteholders in any particular facility or transaction, if applicable, (iii) adversely affect the timeshare property underlying such timeshare loan or (iv) reduce materially the likelihood that payments of interest and principal on such timeshare loan shall be made when due; provided, further, the Servicer may, in accordance with applicable transaction documents, if any, grant a single extension of the final maturity of a timeshare loan if the Servicer, in its reasonable discretion, determines that (A) such timeshare loan is in default or a default on such timeshare loan is likely to occur in the foreseeable future and (B) the value of such timeshare loan will be enhanced by such extension; provided, further, the Servicer shall not be permitted to modify, waive or amend the terms of any timeshare loan if the sum of the loan balance of such timeshare loan and the loan balances of all other timeshare loans for which the Servicer has modified, waived or amended the terms thereof exceeds the allowed percentage for any facility or other transaction (if applicable).

The decision to offer an extension to an obligor must be approved by the Collection Manager and the Vice President, Mortgage Operations who consider all the facts and circumstances regarding the obligor’s situation, including a detailed review of the collection notes pertaining to the conversations between the obligor and the applicable collector. If, in the professional judgment of the Collection Manager and the Vice President, Mortgage Operations, granting an extension can assist the obligor in “saving” his/her ownership interest and “curing” the delinquency, it may be granted pursuant to the related transaction documents (if applicable). The loan must be at least sixty days delinquent and is typically offered due to some type of hardship with the obligor. If the loan is sixty days past due the obligor must make at least one payment, any loan ninety days or greater requires the obligor to make two payments before the extension can be executed. Extensions are not normally granted to a loan in excess of 150 days past due. An extension agreement explaining the terms is sent in a prepaid overnight package to the obligor. The agreement states that the Servicer will accept the payment(s) made by the obligor and advance the due date to bring the loan current and modify the maturity date by the number of payments extended. The agreement must be signed and witnessed and sent back to the Mortgage Collection Department. All other terms and conditions in the note shall be and remain in full force and effect. Other modifications, waivers or amendments may be provided after a natural disaster or act of terror (sometimes referred to as “force majeure loans”) as allowed under the applicable transaction documents.

The foregoing procedures however, may be revised from time to time as the need arises with appropriate consent for material changes.

Exhibit D

SCHEDULE 12.2(e)

Pending Litigation/Proceedings

In 2005, the State of Tennessee Audit Division (the “Division”) audited certain subsidiaries within Bluegreen Resorts for the period from December 1, 2001 through December 31, 2004. On September 23, 2006, the Division issued a notice of assessment for approximately $656,000 of accommodations tax based on the use of Bluegreen Vacation Club accommodations by Bluegreen Vacation Club members who became members through the purchase of non-Tennessee property. Bluegreen Corporation (“Bluegreen”) believes the attempt to impose such a tax is contrary to Tennessee law, and has vigorously opposed, and intends to continue to vigorously oppose, such assessment by the Division. An informal conference was held in December 2007 to discuss this matter with representatives of the Division. No formal resolution of the issue was reached during the conference. By letter dated May 25, 2011, the Tennessee Department of Revenue issued a decision in which it held that two of the three types of transactions in question were taxable. The State of Tennessee Department of Revenue confirmed that Bluegreen had already remitted the proper amount of sales tax due on one of the two types of taxable transactions, but has taken the position that Bluegreen owed a total of $0.7 million in taxes and interest based on the second type of transaction. On August 1, 2011, Bluegreen filed suit in the Chancery Court of Davidson County, Tennessee for the purpose of invalidating and setting aside the tax assessment made against us by the State of Tennessee Department of Revenue. Discovery matters relative to the litigation are ongoing.

The Office of the Attorney General for the State of Florida (the "AGSF") advised Bluegreen that it had accumulated a number of consumer complaints since 2004 related to timeshare sales and marketing, and requested that Bluegreen propose a resolution on a collective basis of any outstanding complaints. The AGSF also requested that Bluegreen enter into a written agreement. Bluegreen determined that many of the identified complaints were previously addressed and/or resolved. On May 24, 2012, the parties entered into a written agreement establishing a process for determining consumer eligibility for relief (including, where applicable, monetary restitution) and providing a timeframe through August 24, 2012 for resolving identified consumer complaints. Bluegreen has resolved most of the identified consumer complaints, anticipates completing the remaining complaints in the near future, and does not believe this matter will have a material effect on its results of operations, financial condition or on its sales and marketing activities in Florida.

Bluegreen Southwest One, L.P., (“Southwest”), a subsidiary of Bluegreen, is the developer of the Mountain Lakes subdivision in Texas. A declaratory judgment action was filed against Southwest in Texas state court through which the plaintiffs seek to develop their reserved mineral interests in, on and under the Mountain Lakes subdivision. The property owners association and some of the individual landowners have filed cross actions against Bluegreen, Southwest and individual directors of the property owners association related to the mineral rights and certain amenities in the subdivision as described below. On January 17, 2007, the court ruled that the restrictions placed on the development that prohibited oil and gas production and development were invalid and not enforceable as a matter of law, that such restrictions did not prohibit the development of the plaintiffs’ prior reserved mineral interests and that Southwest breached its duty to lease the minerals to third parties for development. The court further ruled that Southwest was the sole holder of the right to lease the minerals to third parties. Southwest appealed the trial court’s ruling. On January 22, 2009, the appellate court reversed the trial court’s decision and ruled in Southwest’s favor and determined that all executive rights were owned by Southwest and then transferred to the individual property owners in connection with the sales of land. All property owner claims were decided in favor of Southwest. It was also decided that Southwest did not breach a fiduciary duty to the plaintiffs as an executive rights holder. On May 14, 2009, the plaintiffs filed an appeal with the Texas Supreme Court asking the Court to reverse the Appellate Court’s decision in favor of Southwest. On August 26, 2011, the Texas Supreme Court issued its opinion affirming in part the Appellate Court’s decision and reversing in part. The Supreme Court held that Southwest did not breach any covenants in the deed, but did breach a duty to the plaintiffs by filing restrictive covenants in connection with the development of the property which prohibited mineral development, and that the appropriate remedy was cancellation of the restrictive covenants. The Supreme Court further ruled that the plaintiffs have no right of ingress to, or egress from, the subdivision, and that Southwest did not breach a duty to the plaintiffs by not leasing the mineral rights. The Supreme Court remanded the case to the trial court for disposition consistent with its decision. No information is available as to when the trial court will render its ruling. Separately, as a result of the Supreme Court’s decision invalidating the restrictive covenants prohibiting mineral development within the subdivision, certain lot owners within Mountain Lakes filed a cross-claim against Southwest alleging fraud, negligence and a violation of deceptive trade practices laws based on a claim that the invalidation of the restrictive covenants has caused devaluation of their residential lots and other economic damages. During mediation held in June 2012, Southwest and the named plaintiffs (Lesley) reached agreement to settle their disputes with Southwest agreeing to pay Lesley $200,000 for dismissal of their claims. Similarly, during the same mediation Southwest settled with seven of the lot owners claiming diminution of lot values for $5,000 collectively. However, settlement was not reached with the other landowners possessing reserved mineral rights, nor with the majority of lot owners who filed the cross-claim against Southwest. Southwest intends to vigorously defend itself with respect to the pending matter.

Between November 16, 2011 and February 13, 2012, seven purported class action lawsuits related to Bluegreen’s proposed merger with BFC Financial Corporation (“BFC”) were filed against Bluegreen, the members of Bluegreen’s board of directors, BFC and BFC’s subsidiary formed for the purpose of the merger. As described below, four of these lawsuits have been consolidated into a single action in Florida. The other three lawsuits, which were filed in Massachusetts, have been stayed. The lawsuits seek to enjoin the merger or, if it is completed, to recover relief as determined by the applicable presiding court to be appropriate. Further information regarding each of these lawsuits is set forth below. The four Florida lawsuits have been consolidated into one action. On April 9, 2012, the plaintiffs filed a consolidated amended class action complaint which alleges that the individual director defendants breached their fiduciary duties by (i) agreeing to sell Bluegreen without first taking steps to ensure adequate, fair and maximum consideration, (ii) engineering a transaction to benefit themselves and not the shareholders, and (iii) failing to protect the interests of Bluegreen’s minority shareholders. In the complaint, the plaintiffs also allege that BFC breached its fiduciary duties to Bluegreen’s minority shareholders and that the merger subsidiary aided and abetted the alleged breaches of fiduciary duties by Bluegreen’s directors and BFC. In addition, the complaint includes allegations relating to claimed violations of Massachusetts law. The complaint seeks declaratory and injunctive relief, along with damages and attorneys’ fees and costs. The three Massachusetts lawsuits make substantially the same allegations and claims as in the Florida cases. The Massachusetts court has stayed all three actions through January 2013 in favor of the consolidated action proceeding in Florida. On September 13, 2012, the Court in the Florida consolidated action denied Bluegreen’s motion to dismiss the litigation, meaning the action will continue. Bluegreen subsequently answered the complaint. On November 15, 2012, Bluegreen and BFC announced publicly that they were terminating their November, 2011 merger agreement and had entered into a definitive agreement pursuant to which Bluegreen would be acquired in a cash transaction.  As a result of this announcement, on November 20, 2012 the plaintiffs filed a Motion with the Florida Court for Leave to File a Supplemental Complaint in order to challenge the structure of and consideration for the new merger.  On November 30, 2012, the Florida Court granted the plaintiffs’ motion.   The Supplemental Complaint alleges that the merger consideration remains inadequate and continues to be unfair to Bluegreen’s minority shareholders.

Exhibit E

SCHEDULE 4.1(k)

Tax Schedule

Federal Internal Revenue Service

Bluegreen and its subsidiaries, Income Tax return audit, Tax Years ended December 31, 2004, 2005 and 2009.

Tennessee Tax Audit

In 2005, the State of Tennessee Audit Division (the “Division”) audited certain subsidiaries within Bluegreen Resorts for the period from December 1, 2001 through December 31, 2004. On September 23, 2006, the Division issued a notice of assessment for approximately $656,000 of accommodations tax based on the use of Bluegreen Vacation Club accommodations by Bluegreen Vacation Club members who became members through the purchase of non-Tennessee property. Bluegreen Corporation (“Bluegreen”) believes the attempt to impose such a tax is contrary to Tennessee law, and has vigorously opposed, and intends to continue to vigorously oppose, such assessment by the Division. An informal conference was held in December 2007 to discuss this matter with representatives of the Division. No formal resolution of the issue was reached during the conference. By letter dated May 25, 2011, the Tennessee Department of Revenue issued a decision in which it held that two of the three types of transactions in question were taxable. The State of Tennessee Department of Revenue confirmed that Bluegreen had already remitted the proper amount of sales tax due on one of the two types of taxable transactions, but has taken the position that Bluegreen owed a total of $0.7 million in taxes and interest based on the second type of transaction. On August 1, 2011, Bluegreen filed suit in the Chancery Court of Davidson County, Tennessee for the purpose of invalidating and setting aside the tax assessment made against us by the State of Tennessee Department of Revenue. Discovery matters relative to the litigation are ongoing.

Florida Department of Revenue

Bluegreen and its subsidiaries, Income Tax return audit, Tax Years ended December 31, 2007 – 2010.

In October 2012, Bluegreen received from the Florida Department of Revenue a Notice of Intent to Make Audit Changes totaling $0.9 million, including penalties and interest, in connection with its audit of the Bluegreen’s Florida income tax returns for years 2007 to 2010.  Bluegreen believes this assessment to be in error and is defending its position.

Wisconsin Department of Revenue

Bluegreen Corporation, Income/Franchise Tax return audit, Tax Year ended December 31, 2007.

North Carolina Department of Revenue

Bluegreen Corporation, Income / Franchise Tax return audit, Tax Years ended December 31, 2007 – 2009.

Texas Comptroller of Public Accounts

Bluegreen and its subsidiaries, Franchise Tax return audit, Tax Year ended December 31, 2009.

Georgia Department of Revenue

Bluegreen Corporation, Income and Net Worth Tax return audit, Tax Years ended December 31, 2009 – 2011.

Exhibit F

Schedule I to Purchase Agreement

Schedule I

Representations and Warranties of the Seller Regarding the Timeshare Loans

With respect to each Timeshare Loan, as of the related Funding Date (or if so specified, as of the related Cut-Off Date):

(a)	payments due under the Timeshare Loan are fully-amortizing and payable in level monthly installments;
(b)	the payment obligations under the Timeshare Loan bear a fixed rate of interest;
(c)	the Obligor thereunder has made a down payment by cash, check, credit card or otherwise equal to at least 10% of the actual purchase price (including closing costs) of the related Timeshare Property (which down payment may, (i) in the case of Upgrade Club Loans or conversion in connection with an Introductory Loan, be represented in whole or in part by the principal payments and down payment made on, as applicable, such related Original Club Loan or the related Introductory Loan since its date of origination, or (ii) in the case of an Upgrade or a conversion in connection with an Introductory Product, be represented in whole or in part by the amount paid where the Obligor has paid in full, whether at the point of sale or otherwise, for the original Timeshare Property or Introductory Product, as applicable) and no part of such payment has been made or loaned to the Obligor by Depositor, the Seller or an Affiliate thereof;
(d)	as of the related Cut-Off Date, no principal or interest due with respect to the Timeshare Loan is 31 days or more delinquent;
(e)	the Obligor is not an Affiliate of Bluegreen or any Subsidiary; provided, that solely for the purposes of this representation, a relative of an employee and employees of Bluegreen or any Subsidiary (or any of its Affiliates) shall not be deemed to be an “Affiliate” (unless such person is an “affiliate” (as defined under GAAP) of Bluegreen);
(f)	immediately prior to the conveyance of the Timeshare Loan to the Depositor, the Seller will own full legal and equitable title to such Timeshare Loan, and the Timeshare Loan (and the related Timeshare Property) is free and clear of adverse claims, liens and encumbrances and is not subject to claims of rescission, invalidity, unenforceability, illegality, defense, offset, abatement, diminution, recoupment, counterclaim or participation or ownership interest in favor of any other Person;

(g)	the Timeshare Loan (other than an Aruba Loan) is secured directly by a first priority Mortgage on the related purchased Timeshare Property;
(h)	with respect to each Deeded Club Loan, the Timeshare Property mortgaged by or at the direction of the related Obligor constitutes a fractional fee simple timeshare interest in real property at the related Resort that entitles the holder of the interest to the use of a specific property for a specified number of days each year or every other year, subject to the rules of the Bluegreen Vacation Club; the related Mortgage has been delivered for filing and recordation with all appropriate governmental authorities in all jurisdictions in which such Mortgage is required to be filed and recorded to create a valid, binding and enforceable first Lien on the related Timeshare Property and such Mortgage creates a valid, binding and enforceable first Lien on the related Timeshare Property, subject only to Permitted Liens; and the Seller is in compliance with any Permitted Lien respecting the right to the use of such Timeshare Property; each of the Assignments of Mortgage and each related endorsement of the related Mortgage Note constitutes a duly executed, legal, valid, binding and enforceable assignment or endorsement, as the case may be, of such related Mortgage and related Mortgage Note, and all monies due or to become due thereunder, and all proceeds thereof;
(i)	with respect to the Obligor and a particular Timeshare Property purchased by such Obligor, there is only one original Mortgage and Mortgage Note, in the case of a Deeded Club Loan, and, only one Finance Agreement or Owner Beneficiary Agreement, in the case of an Aruba Loan; all parties to the related Mortgage and the related Mortgage Note (and, in the case of an Aruba Loan, Finance Agreement or Owner Beneficiary Agreement) had legal capacity to enter into such Timeshare Loan Documents and to execute and deliver such related Timeshare Loan Documents, and such related Timeshare Loan Documents have been duly and properly executed by such parties; any amendments to such related Timeshare Loan Documents required as a result of any mergers involving the Seller or its predecessors, to maintain the rights of the Seller or its predecessors thereunder as a mortgagee (or a Seller, in the case of an Aruba Loan) have been completed;
(j)	at the time the related Originator originated such Timeshare Loan to the related Obligor, such Originator or the Club Trustee had full power and authority to originate such Timeshare Loan and the Obligor had good and indefeasible fee title or good and marketable fee simple title, or, in the case of an Aruba Loan, a cooperative interest, as applicable, to the Timeshare Property related to such Timeshare Loan, free and clear of all Liens, except for Permitted Liens;

(k)	the related Mortgage (or, in the case of an Aruba Loan, the related Finance Agreement or Owner Beneficiary Agreement) contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the related Timeshare Property of the benefits of the security interests or lender’s contractual rights intended to be provided thereby, including (a) if the Mortgage is a deed of trust, by trustee’s sale, including power of sale, (b) otherwise by judicial foreclosure or power of sale and/or (c) termination of the contract, forfeiture of Obligor deposits and payments towards the related Timeshare Loan and expulsion from the related Association; in the case of the Deeded Club Loans, there is no exemption available to the related Obligor which would interfere with the mortgagee’s right to sell at a trustee’s sale or power of sale or right to foreclose such related Mortgage, as applicable;
(l)	the related Mortgage Note is not and has not been secured by any collateral except the Lien of the related Mortgage;
(m)	if a Mortgage secures a Timeshare Loan, the title to the related Timeshare Property is insured (or a binding commitment, which may be a master commitment referencing one or more Mortgages, for title insurance, not subject to any conditions other than standard conditions applicable to all binding commitments, has been issued) under a mortgagee title insurance policy (which may consist of one master policy referencing one or more Mortgages) issued by a title insurer qualified to do business in the jurisdiction where the related Timeshare Property is located in a form generally acceptable to prudent originators of similar mortgage loans, insuring the Seller or its predecessor and its successors and assigns, as to the first priority mortgage Lien of the related Mortgage in an amount equal to the original outstanding Loan Balance of such Timeshare Loan, and otherwise in form and substance acceptable to the Indenture Trustee; the Seller or its assignees is a named insured of such mortgagee's title insurance policy; such mortgagee's title insurance policy is in full force and effect; no claims have been made under such mortgagee's title insurance policy and no prior holder of such Timeshare Loan has done or omitted to do anything which would impair the coverage of such mortgagee's title insurance policy; no premiums for such mortgagee's title insurance policy, endorsements and all special endorsements are past due;
(n)	the Seller has not taken (or omitted to take), and has no notice that the related Obligor has taken (or omitted to take), any action that would impair or invalidate the coverage provided by any hazard, title or other insurance policy on the related Timeshare Property;
(o)	all applicable intangible taxes and documentary stamp taxes were paid as to the related Timeshare Loan;

(p)	the proceeds of the Timeshare Loan have been fully disbursed, there is no obligation to make future advances or to lend additional funds under the originator’s commitment or the documents and instruments evidencing or securing the Timeshare Loan and no such advances or loans have been made since the origination of the Timeshare Loan;
(q)	the terms of each Timeshare Loan Document have not been impaired, waived, altered or modified in any respect, except (x) by written instruments which are part of the related Timeshare Loan Documents or (y) in accordance with the Credit Policy, the Collection Policy or the Servicing Standard (provided that no Timeshare Loan has been impaired, waived, altered, or modified in any respect more than once). No other instrument has been executed or agreed to which would effect any such impairment, waiver, alteration or modification; the Obligor has not been released from liability on or with respect to the Timeshare Loan, in whole or in part; if required by law or prudent originators of similar loans in the jurisdiction where the related Timeshare Property is located, all waivers, alterations and modifications have been filed and/or recorded in all places necessary to perfect, maintain and continue a valid first priority Lien of the related Mortgage, subject only to Permitted Liens;
(r)	other than if it is an Aruba Loan, the Timeshare Loan is principally and directly secured by an interest in real property;
(s)	the Timeshare Loan was originated by one of the Seller’s Affiliates in the normal course of its business; the Timeshare Loan originated by the Seller’s Affiliates was underwritten in accordance with its underwriting guidelines and the Credit Policy; the origination, servicing and collection practices used by the Seller’s Affiliates with respect to the Timeshare Loan have been in all respects, legal, proper, prudent and customary;
(t)	the related Timeshare Loan is assignable to and by the obligee and its successors and assigns and the related Timeshare Property is assignable upon liquidation of the related Timeshare Loan, without the consent of any other Person (including any Association, condominium association, homeowners’ or timeshare association);
(u)	the related Mortgage is and will be prior to any Lien on, or other interests relating to, the related Timeshare Property;
(v)	to the Seller’s Knowledge, there are no delinquent or unpaid taxes, ground rents (if any), water charges, sewer rents or assessments outstanding with respect to any of the Timeshare Properties, nor any other outstanding Liens or charges affecting the Timeshare Properties that would result in the imposition of a Lien on the Timeshare Property affecting the Lien of the related Mortgage or otherwise materially affecting the interests of the Indenture Trustee on behalf of the Noteholders in the related Timeshare Loan;

(w)	other than with respect to delinquent payments of principal or interest 30 (thirty) or fewer days past due as of the Cut-Off Date, there is no default, breach, violation or event of acceleration existing under the Mortgage, the related Mortgage Note or any other document or instrument evidencing, guaranteeing, insuring or otherwise securing the related Timeshare Loan, and no event which, with the lapse of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration thereunder; and the Seller has not waived any such material default, breach, violation or event of acceleration under the Finance Agreement or Owner Beneficiary Agreement, Mortgage, the Mortgage Note or any such other document or instrument, as applicable;
(x)	neither the Obligor nor any other Person has the right, by statute, contract or otherwise, to seek the partition of the Timeshare Property;
(y)	as of the related Cut-Off Date, the Timeshare Loan has not been satisfied, canceled, rescinded or subordinated, in whole or in part; no portion of the Timeshare Property has been released from the Lien of the related Mortgage, in whole or in part; no instrument has been executed that would effect any such satisfaction, cancellation, rescission, subordination or release; the terms of the related Mortgage do not provide for a release of any portion of the Timeshare Property from the Lien of the related Mortgage except upon the payment of the Timeshare Loan in full;
(z)	the Seller and any of its Affiliates and, to the Seller’s Knowledge, each other party which has had an interest in the Timeshare Loan is (or, during the period in which such party held and disposed of such interest, was) in compliance with any and all applicable filing, licensing and “doing business” requirements of the laws of the state wherein the Timeshare Property is located to the extent necessary to permit the Seller to maintain or defend actions or proceedings with respect to the Timeshare Loan in all appropriate forums in such state without any further act on the part of any such party;
(aa)	there is no current obligation on the part of any other person (including any buy down arrangement) to make payments on behalf of the Obligor in respect of the Timeshare Loan;
(bb)	the related Associations were duly organized and are validly existing; a manager (the “Manager”) manages such Resort and performs services for the Associations, pursuant to an agreement between the Manager and the respective Associations, such contract being in full force and effect; to the Seller’s Knowledge the Manager and the Associations have performed in all material respects all obligations under such agreement and are not in default under such agreement;

(cc)	in the case of Bluegreen Owned Resorts (other than La Cabana Resort and Casa del Mar Resort) and to the Seller’s Knowledge with respect to the Non-Bluegreen Owned Resorts and La Cabana Resort and Casa del Mar Resort, (i) the related Resort is insured in the event of fire, earthquake, or other casualty for the full replacement value thereof, and in the event that the Timeshare Property should suffer any loss covered by casualty or other insurance, upon receipt of any insurance proceeds, the Associations at the Resorts are required, during the time such Resort is covered by such insurance, under the applicable governing instruments either to repair or rebuild the portions of the Resort in which the Timeshare Property is located or to pay such proceeds to the holders of any related Mortgage secured by a Timeshare Property located at such Resort; (ii) the related Resort, if located in a designated flood plain, maintains flood insurance in an amount not less than the maximum level available under the National Flood Insurance Act of 1968, as amended or any applicable laws; (iii) the related Resort has business interruption insurance and general liability insurance in such amounts generally acceptable in the industry; and (iv) the related Resort’s insurance policies are in full force and effect with a generally acceptable insurance carrier;
(dd)	the related Mortgage gives the obligee and its successors and assigns the right to receive and direct the application of insurance and condemnation proceeds received in respect of the related Timeshare Property, except where the related condominium declarations, timeshare declarations or applicable state law provide that insurance and condemnation proceeds be applied to restoration of the improvements;
(ee)	each rescission period applicable to the related Timeshare Loan has expired;
(ff)	no selection procedures were intentionally utilized by the Seller in selecting the Timeshare Loan which the Seller knew were materially adverse to the Depositor, the Indenture Trustee or the Noteholders;

(gg)	except as set forth in Schedule II hereto, the Units related to the Timeshare Loan in the related Resort have been completed in all material respects as required by applicable state and local laws, free of all defects that could give rise to any claims by the related Obligors under home warranties or applicable laws or regulations, whether or not such claims would create valid offset rights under the law of the State in which the Resort is located; to the extent required by applicable law, valid certificates of occupancy for such Units have been issued and are currently outstanding; the Seller or any of its Affiliates have complied in all material respects with all obligations and duties incumbent upon the developers under the related timeshare declaration (each a “Declaration”), as applicable, or similar applicable documents for the related Resort; no practice, procedure or policy employed by the related Association in the conduct of its business violates any law, regulation, judgment or agreement, including, without limitation, those relating to zoning, building, use and occupancy, fire, health, sanitation, air pollution, ecological, environmental and toxic wastes, applicable to such Association which, if enforced, would reasonably be expected to (a) have a material adverse impact on such Association or the ability of such Association to do business, (b) have a material adverse impact on the financial condition of such Association, or (c) constitute grounds for the revocation of any license, charter, permit or registration which is material to the conduct of the business of such Association; the related Resort and the present use thereof does not violate any applicable environmental, zoning or building laws, ordinances, rules or regulations of any governmental authority, or any covenants or restrictions of record, so as to materially adversely affect the value or use of such Resort or the performance by the related Association of its obligations pursuant to and as contemplated by the terms and provisions of the related Declaration; there is no condition presently existing, and to the Seller’s Knowledge, no event has occurred or failed to occur prior to the date hereof, concerning the related Resort relating to any hazardous or toxic materials or condition, asbestos or other environmental or similar matters which would reasonably be expected to materially and adversely affect the present use of such Resort or the financial condition or business operations of the related Association, or the value of the Notes;
(hh)	[RESERVED];
(ii)	payments with respect to the Timeshare Loan are to be in legal tender of the United States;
(jj)	all monthly payments (as applicable) made on the Timeshare Loan have been made by the Obligor and not by the Seller or any Affiliate of the Seller on the Obligor’s behalf;
(kk)	the Timeshare Loan relates to an Approved Resort;
(ll)	the Timeshare Loan constitutes either “chattel paper”, a “general intangible” or an “instrument” as defined in the UCC as in effect in all applicable jurisdictions;
(mm)	the sale, transfer and assignment of the Timeshare Loan and the Related Security does not contravene or conflict with any law, rule or regulation or any contractual or other restriction, limitation or encumbrance, and the sale, transfer and assignment of the Timeshare Loan and Related Security does not require the consent of the Obligor;

(nn)	each of the Timeshare Loan, the Related Security, related Assignment of Mortgage, related Mortgage, related Mortgage Note, related Finance Agreement or Owner Beneficiary Agreement and each other related Timeshare Loan Document are in full force and effect, constitute the legal, valid and binding obligation of the Obligor thereof enforceable against such Obligor in accordance with its terms subject to the effect of bankruptcy, fraudulent conveyance or transfer, insolvency, reorganization, assignment, liquidation, conservatorship or moratorium, and is not subject to any dispute, offset, counterclaim or defense whatsoever;
(oo)	the Timeshare Loan relates to a Completed Unit and the Related Security do not, and the origination of each Timeshare Loan did not, contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, retail installment sales, truth in lending, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party thereto has been or is in violation of any such law, rule or regulation in any material respect if such violation would impair the collectibility of such Timeshare Loan and the Related Security; no Timeshare Loan was originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, conveyance or assignment of such Timeshare Loan would be unlawful, void or voidable;
(pp)	to the Seller’s Knowledge, (i) no bankruptcy is currently existing with respect to the Obligor, (ii) the Obligor is not insolvent and (iii) the Obligor is not an Affiliate of the Seller;
(qq)	[RESERVED];
(rr)	except if such Timeshare Loan is a Qualified Substitute Timeshare Loan that is an Upgrade Loan replacing its related Original Club Loan, the Obligor has made at least one (1) month’s aggregate required payment with respect to the Timeshare Loan (not including any down payment);
(ss)	if a Resort (other than La Cabana Resort) is subject to a construction loan, the construction lender shall have signed and delivered a non-disturbance agreement (which may be contained in such lender’s mortgage) pursuant to which such construction lender agrees not to foreclose on any Timeshare Properties relating to a Timeshare Loan or by the terms of the construction loan, such Timeshare Property has been released from the lien created thereby which have been sold pursuant to this Agreement;

(tt)	except as set forth in Schedule II hereto, the Timeshare Properties and the related Resorts are free of material damage and waste and are in good repair, ordinary wear and tear excepted, and fully operational, subject to renovations for improvement from time to time; there is no proceeding pending or threatened for the total or partial condemnation of or affecting any Timeshare Property or taking of the Timeshare Property by eminent domain; the Timeshare Properties and the Resorts in which the Timeshare Properties are located are lawfully used and occupied under applicable law by the owner thereof;
(uu)	except as set forth in Schedule II hereto, the portions of the Resorts in which the Timeshare Properties are located which represent the common facilities are free of material damage and waste and are in good repair and condition, ordinary wear and tear excepted, subject to renovations for improvement from time to time;
(vv)	no foreclosure or similar proceedings have been instituted and are continuing with respect to any Timeshare Loan or the related Timeshare Property;
(ww)	with respect to the Aruba Loans only, Bluegreen shall own, directly or indirectly, 100% of the economic and voting interests of the Aruba Originator.;
(xx)	the Timeshare Loan does not have an original term to maturity in excess of 120 months;
(yy)	to the Seller’s Knowledge, the capital reserves and maintenance fee levels of the Associations related to the Resorts are adequate in light of the operating requirements of such Associations;
(zz)	except as required by law, the Timeshare Loan may not be assumed without the consent of the obligee;
(aaa)	for each Club Loan, the Obligor under the Timeshare Loan does not have its rights under the Club Trust Agreement suspended;
(bbb)	the payments under the Timeshare Loan are not subject to withholding taxes imposed by any foreign governments;
(ccc)	each entry with respect to the Timeshare Loan as set forth in the Schedule of Timeshare Loans is true and correct;
(ddd)	if the Timeshare Loan relates to a Timeshare Property located in Aruba, a notice has been mailed or will be mailed within 30 days of the related Funding Date, as applicable, to the related Obligor indicating that such Timeshare Loan has been transferred to the Depositor and will ultimately be transferred to the Issuer and pledged to the Indenture Trustee for the benefit of the Noteholders;
(eee)	no broker is, or will be, entitled to any commission or compensation in connection with the transfer of the Timeshare Loans hereunder;

(fff)	if the related Obligor is paying its scheduled payments by pre-authorized debit or charge, such Obligor has executed an ACH Form substantially in the form attached hereto as Exhibit C;
(ggg)	such Timeshare Loan is not an RDI Loan, an Oasis Lakes Loan, a Conversion Loan or an Introductory Loan;
(hhh)	[RESERVED];
(iii)	if such Timeshare Loan relates to a Timeshare Property located in the State of Michigan and was originated prior to Bluegreen obtaining a license under the Michigan Mortgage Brokers, Lenders and Servicers Licensing Act, Bluegreen shall have confirmed that the interest rate on such Timeshare Loan is enforceable in the manner specified as effective in an opinion by Michigan local counsel;
(jjj)	if the Timeshare Loan is an Aruba Non-Club Loan, such Timeshare Loan was originated prior to January 26, 2004;
(kkk)	if the Timeshare Loan is an Aruba Club Loan, such Timeshare Loan was originated on or after January 26, 2004;
(lll)	with respect to any Funding Date, the Timeshare Loan does not, when aggregated with all other Funding Date Timeshare Loans conveyed on such Funding Date, cause any of the following to fail to be true:
(1)	the weighted average FICO Scores of the Obligors (who have FICO Scores) of such Funding Date Timeshare Loans is equal to or greater than 690;
(2)	the weighted average Timeshare Loan Rates of such Funding Date Timeshare Loans is equal to or greater than 15.50%; and
(3)	the aggregate Loan Balance of such Funding Date Timeshare Loans with Obligors that have no FICO Score and Obligors that are non-United States residents (without duplication) does not exceed 5% of the aggregate Loan Balance of all such Funding Date Timeshare Loans acquired by the Issuer on such date.
(mmm)	the Timeshare Loan complies with the Credit Policy in effect at the time of origination;
(nnn)	the related Obligor has a FICO Score of 575 or greater, unless the Obligor has no FICO Score;

(ooo)	if the related Obligor either (A) has a FICO Score less than 600 or (B) is a United States resident and does not have a FICO Score, such Obligor has made a down payment by cash, check, credit card or otherwise equal to at least 20% of the actual purchase price (including closing costs) of the related Timeshare Property (which down payment may, (i) in the case of Upgrade Club Loans or conversion in connection with an Introductory Loan, be represented in whole or in part by the principal payments and down payment made on, as applicable, the related Original Club Loan or the related Introductory Loan since its date of origination or (ii) in the case of an Upgrade or a conversion in connection with an Introductory Product, be represented in whole or in part by the amount paid where the Obligor has paid in full, whether at the point of sale or otherwise, for the original Timeshare Property or Introductory Product, as applicable) and no part of such payment has been made or loaned to Obligor by Bluegreen or an Affiliate thereof; and
(ppp)	the Timeshare Loan shall not have a Timeshare Loan Rate less than 12.90%, except if subject to the Servicemember Civil Relief Act.

Schedule II

Exceptions

With respect to (gg), (tt) and (uu):

1. Christmas Mountain - The homeowner’s association board approved the redesign, refurbishment and renovation of the Christmas Mountain resort which will be a phased over 3 to 5 years with only limited portions of the units being closed at one time.  The total estimated costs are $18,000,000. A special assessment, which will also be phased over a 3 – 5 year period, was assessed in November 2012 and the first special assessment was billed. Construction has started.

2. Daytona SeaBreeze – exterior restorations for the Daytona SeaBreeze resort began in August 2012 and expected to be completed in February 2013. The resort will remain open during restorations. The restorations will be funded by a special assessment and the cost is estimated at $2.385 million.

Exhibit G

Schedule I to Sale Agreement

Schedule I

Representations and Warranties of the Depositor Regarding the Timeshare Loans

With respect to each Timeshare Loan, as of the related Funding Date (or if so specified, as of the related Cut-Off Date):

(a)	payments due under the Timeshare Loan are fully-amortizing and payable in level monthly installments;
(b)	the payment obligations under the Timeshare Loan bear a fixed rate of interest;
(c)	the Obligor thereunder has made a down payment by cash, check, credit card or otherwise equal to at least 10% of the actual purchase price (including closing costs) of the related Timeshare Property (which down payment may, (i) in the case of Upgrade Club Loans or conversion in connection with an Introductory Loan, be represented in whole or in part by the principal payments and down payment made on, as applicable, such related Original Club Loan or the related Introductory Loan since its date of origination, or (ii) in the case of an Upgrade or a conversion in connection with an Introductory Product, be represented in whole or in part by the amount paid where the Obligor has paid in full, whether at the point of sale or otherwise, for the original Timeshare Property or Introductory Product, as applicable) and no part of such payment has been made or loaned to the Obligor by Depositor, the Seller or an Affiliate thereof;
(d)	as of the related Cut-Off Date, no principal or interest due with respect to the Timeshare Loan is 31 days or more delinquent;
(e)	the Obligor is not an Affiliate of Bluegreen or any Subsidiary; provided, that solely for the purposes of this representation, a relative of an employee and employees of Bluegreen or any Subsidiary (or any of its Affiliates) shall not be deemed to be an “Affiliate” (unless such person is an “affiliate” (as defined under GAAP) of Bluegreen);
(f)	immediately prior to the conveyance of the Timeshare Loan to the Issuer, the Depositor will own full legal and equitable title to such Timeshare Loan, and the Timeshare Loan (and the related Timeshare Property) is free and clear of adverse claims, liens and encumbrances and is not subject to claims of rescission, invalidity, unenforceability, illegality, defense, offset, abatement, diminution, recoupment, counterclaim or participation or ownership interest in favor of any other Person;

(g)	the Timeshare Loan (other than an Aruba Loan) is secured directly by a first priority Mortgage on the related purchased Timeshare Property;
(h)	with respect to each Deeded Club Loan, the Timeshare Property mortgaged by or at the direction of the related Obligor constitutes a fractional fee simple timeshare interest in real property at the related Resort that entitles the holder of the interest to the use of a specific property for a specified number of days each year or every other year, subject to the rules of the Bluegreen Vacation Club; the related Mortgage has been delivered for filing and recordation with all appropriate governmental authorities in all jurisdictions in which such Mortgage is required to be filed and recorded to create a valid, binding and enforceable first Lien on the related Timeshare Property and such Mortgage creates a valid, binding and enforceable first Lien on the related Timeshare Property, subject only to Permitted Liens; and the Depositor is in compliance with any Permitted Lien respecting the right to the use of such Timeshare Property; each of the Assignments of Mortgage and each related endorsement of the related Mortgage Note constitutes a duly executed, legal, valid, binding and enforceable assignment or endorsement, as the case may be, of such related Mortgage and related Mortgage Note, and all monies due or to become due thereunder, and all proceeds thereof;
(i)	with respect to the Obligor and a particular Timeshare Property purchased by such Obligor, there is only one original Mortgage and Mortgage Note, in the case of a Deeded Club Loan, and, only one Finance Agreement or Owner Beneficiary Agreement, in the case of an Aruba Loan; all parties to the related Mortgage and the related Mortgage Note (and, in the case of an Aruba Loan, Finance Agreement or Owner Beneficiary Agreement) had legal capacity to enter into such Timeshare Loan Documents and to execute and deliver such related Timeshare Loan Documents, and such related Timeshare Loan Documents have been duly and properly executed by such parties; any amendments to such related Timeshare Loan Documents required as a result of any mergers involving the Depositor or its predecessors, to maintain the rights of the Depositor or its predecessors thereunder as a mortgagee (or the Depositor, in the case of an Aruba Loan) have been completed;
(j)	at the time the related Originator originated such Timeshare Loan to the related Obligor, such Originator or Club Trustee had full power and authority to originate such Timeshare Loan and the Obligor had good and indefeasible fee title or good and marketable fee simple title, or, in the case of an Aruba Loan, a cooperative interest, as applicable, to the Timeshare Property related to such Timeshare Loan, free and clear of all Liens, except for Permitted Liens;

(k)	the related Mortgage (or, in the case of an Aruba Loan, the related Finance Agreement or Owner Beneficiary Agreement) contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the realization against the related Timeshare Property of the benefits of the security interests or lender’s contractual rights intended to be provided thereby, including (a) if the Mortgage is a deed of trust, by trustee’s sale, including power of sale, (b) otherwise by judicial foreclosure or power of sale and/or (c) termination of the contract, forfeiture of Obligor deposits and payments towards the related Timeshare Loan and expulsion from the related Association; in the case of the Deeded Club Loans, there is no exemption available to the related Obligor which would interfere with the mortgagee’s right to sell at a trustee’s sale or power of sale or right to foreclose such related Mortgage, as applicable;
(l)	the related Mortgage Note is not and has not been secured by any collateral except the Lien of the related Mortgage;
(m)	if a Mortgage secures a Timeshare Loan, the title to the related Timeshare Property is insured (or a binding commitment, which may be a master commitment referencing one or more Mortgages, for title insurance, not subject to any conditions other than standard conditions applicable to all binding commitments, has been issued) under a mortgagee title insurance policy (which may consist of one master policy referencing one or more Mortgages) issued by a title insurer qualified to do business in the jurisdiction where the related Timeshare Property is located in a form generally acceptable to prudent originators of similar mortgage loans, insuring the Depositor or its predecessor and its successors and assigns, as to the first priority mortgage Lien of the related Mortgage in an amount equal to the original outstanding Loan Balance of such Timeshare Loan, and otherwise in form and substance acceptable to the Indenture Trustee; the Depositor or its assignees is a named insured of such mortgagee's title insurance policy; such mortgagee's title insurance policy is in full force and effect; no claims have been made under such mortgagee's title insurance policy and no prior holder of such Timeshare Loan has done or omitted to do anything which would impair the coverage of such mortgagee's title insurance policy; no premiums for such mortgagee's title insurance policy, endorsements and all special endorsements are past due;
(n)	the Depositor has not taken (or omitted to take), and has no notice that the related Obligor has taken (or omitted to take), any action that would impair or invalidate the coverage provided by any hazard, title or other insurance policy on the related Timeshare Property;
(o)	all applicable intangible taxes and documentary stamp taxes were paid as to the related Timeshare Loan;

(p)	the proceeds of the Timeshare Loan have been fully disbursed, there is no obligation to make future advances or to lend additional funds under the originator’s commitment or the documents and instruments evidencing or securing the Timeshare Loan and no such advances or loans have been made since the origination of the Timeshare Loan;
(q)	the terms of each Timeshare Loan Document have not been impaired, waived, altered or modified in any respect, except (x) by written instruments which are part of the related Timeshare Loan Documents or (y) in accordance with the Credit Policy, the Collection Policy or the Servicing Standard (provided that no Timeshare Loan has been impaired, waived, altered, or modified in any respect more than once). No other instrument has been executed or agreed to which would effect any such impairment, waiver, alteration or modification; the Obligor has not been released from liability on or with respect to the Timeshare Loan, in whole or in part; if required by law or prudent originators of similar loans in the jurisdiction where the related Timeshare Property is located, all waivers, alterations and modifications have been filed and/or recorded in all places necessary to perfect, maintain and continue a valid first priority Lien of the related Mortgage, subject only to Permitted Liens;
(r)	other than if it is an Aruba Loan, the Timeshare Loan is principally and directly secured by an interest in real property;
(s)	the Timeshare Loan was originated by one of the Depositor’s Affiliates in the normal course of its business; the Timeshare Loan originated by the Depositor’s Affiliates was underwritten in accordance with its underwriting guidelines and the Credit Policy; the origination, servicing and collection practices used by the Depositor’s Affiliates with respect to the Timeshare Loan have been in all respects, legal, proper, prudent and customary;
(t)	the related Timeshare Loan is assignable to and by the obligee and its successors and assigns and the related Timeshare Property is assignable upon liquidation of the related Timeshare Loan, without the consent of any other Person (including any Association, condominium association, homeowners’ or timeshare association);
(u)	the related Mortgage is and will be prior to any Lien on, or other interests relating to, the related Timeshare Property;
(v)	to the Depositor’s Knowledge, there are no delinquent or unpaid taxes, ground rents (if any), water charges, sewer rents or assessments outstanding with respect to any of the Timeshare Properties, nor any other outstanding Liens or charges affecting the Timeshare Properties that would result in the imposition of a Lien on the Timeshare Property affecting the Lien of the related Mortgage or otherwise materially affecting the interests of the Indenture Trustee on behalf of the Noteholders in the related Timeshare Loan;

(w)	other than with respect to delinquent payments of principal or interest 30 (thirty) or fewer days past due as of the Cut-Off Date, there is no default, breach, violation or event of acceleration existing under the Mortgage, the related Mortgage Note or any other document or instrument evidencing, guaranteeing, insuring or otherwise securing the related Timeshare Loan, and no event which, with the lapse of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration thereunder; and the Depositor has not waived any such material default, breach, violation or event of acceleration under the Finance Agreement or Owner Beneficiary Agreement, Mortgage, the Mortgage Note or any such other document or instrument, as applicable;
(x)	neither the Obligor nor any other Person has the right, by statute, contract or otherwise, to seek the partition of the Timeshare Property;
(y)	as of the related Cut-Off Date, the Timeshare Loan has not been satisfied, canceled, rescinded or subordinated, in whole or in part; no portion of the Timeshare Property has been released from the Lien of the related Mortgage, in whole or in part; no instrument has been executed that would effect any such satisfaction, cancellation, rescission, subordination or release; the terms of the related Mortgage do not provide for a release of any portion of the Timeshare Property from the Lien of the related Mortgage except upon the payment of the Timeshare Loan in full;
(z)	the Depositor and any of its Affiliates and, to the Depositor’s Knowledge, each other party which has had an interest in the Timeshare Loan is (or, during the period in which such party held and disposed of such interest, was) in compliance with any and all applicable filing, licensing and “doing business” requirements of the laws of the state wherein the Timeshare Property is located to the extent necessary to permit the Depositor to maintain or defend actions or proceedings with respect to the Timeshare Loan in all appropriate forums in such state without any further act on the part of any such party;
(aa)	there is no current obligation on the part of any other person (including any buy down arrangement) to make payments on behalf of the Obligor in respect of the Timeshare Loan;
(bb)	the related Associations were duly organized and are validly existing; a manager (the “Manager”) manages such Resort and performs services for the Associations, pursuant to an agreement between the Manager and the respective Associations, such contract being in full force and effect; to the Depositor’s Knowledge the Manager and the Associations have performed in all material respects all obligations under such agreement and are not in default under such agreement;

(cc)	in the case of Bluegreen Owned Resorts (other than La Cabana Resort and Casa del Mar Resort) and to the Depositor’s Knowledge with respect to the Non-Bluegreen Owned Resorts and La Cabana Resort and Casa del Mar Resort, (i) the related Resort is insured in the event of fire, earthquake, or other casualty for the full replacement value thereof, and in the event that the Timeshare Property should suffer any loss covered by casualty or other insurance, upon receipt of any insurance proceeds, the Associations at the Resorts are required, during the time such Resort is covered by such insurance, under the applicable governing instruments either to repair or rebuild the portions of the Resort in which the Timeshare Property is located or to pay such proceeds to the holders of any related Mortgage secured by a Timeshare Property located at such Resort; (ii) the related Resort, if located in a designated flood plain, maintains flood insurance in an amount not less than the maximum level available under the National Flood Insurance Act of 1968, as amended or any applicable laws; (iii) the related Resort has business interruption insurance and general liability insurance in such amounts generally acceptable in the industry; and (iv) the related Resort’s insurance policies are in full force and effect with a generally acceptable insurance carrier;
(dd)	the related Mortgage gives the obligee and its successors and assigns the right to receive and direct the application of insurance and condemnation proceeds received in respect of the related Timeshare Property, except where the related condominium declarations, timeshare declarations or applicable state law provide that insurance and condemnation proceeds be applied to restoration of the improvements;
(ee)	each rescission period applicable to the related Timeshare Loan has expired;
(ff)	no selection procedures were intentionally utilized by the Depositor in selecting the Timeshare Loan which the Depositor knew were materially adverse to the Indenture Trustee or the Noteholders;

(gg)	except as set forth in Schedule II hereto, the Units related to the Timeshare Loan in the related Resort have been completed in all material respects as required by applicable state and local laws, free of all defects that could give rise to any claims by the related Obligors under home warranties or applicable laws or regulations, whether or not such claims would create valid offset rights under the law of the State in which the Resort is located; to the extent required by applicable law, valid certificates of occupancy for such Units have been issued and are currently outstanding; the Depositor or any of its Affiliates have complied in all material respects with all obligations and duties incumbent upon the developers under the related timeshare declaration (each a “Declaration”), as applicable, or similar applicable documents for the related Resort; no practice, procedure or policy employed by the related Association in the conduct of its business violates any law, regulation, judgment or agreement, including, without limitation, those relating to zoning, building, use and occupancy, fire, health, sanitation, air pollution, ecological, environmental and toxic wastes, applicable to such Association which, if enforced, would reasonably be expected to (a) have a material adverse impact on such Association or the ability of such Association to do business, (b) have a material adverse impact on the financial condition of such Association, or (c) constitute grounds for the revocation of any license, charter, permit or registration which is material to the conduct of the business of such Association; the related Resort and the present use thereof does not violate any applicable environmental, zoning or building laws, ordinances, rules or regulations of any governmental authority, or any covenants or restrictions of record, so as to materially adversely affect the value or use of such Resort or the performance by the related Association of its obligations pursuant to and as contemplated by the terms and provisions of the related Declaration; there is no condition presently existing, and to the Depositor’s Knowledge, no event has occurred or failed to occur prior to the date hereof, concerning the related Resort relating to any hazardous or toxic materials or condition, asbestos or other environmental or similar matters which would reasonably be expected to materially and adversely affect the present use of such Resort or the financial condition or business operations of the related Association, or the value of the Notes;
(hh)	[RESERVED];
(ii)	payments with respect to the Timeshare Loan are to be in legal tender of the United States;
(jj)	all monthly payments (as applicable) made on the Timeshare Loan have been made by the Obligor and not by the Depositor or any Affiliate of the Depositor on the Obligor’s behalf;
(kk)	the Timeshare Loan relates to an Approved Resort;
(ll)	the Timeshare Loan constitutes either “chattel paper”, a “general intangible” or an “instrument” as defined in the UCC as in effect in all applicable jurisdictions;
(mm)	the sale, transfer and assignment of the Timeshare Loan and the Related Security does not contravene or conflict with any law, rule or regulation or any contractual or other restriction, limitation or encumbrance, and the sale, transfer and assignment of the Timeshare Loan and Related Security does not require the consent of the Obligor;

(nn)	each of the Timeshare Loan, the Related Security, related Assignment of Mortgage, related Mortgage, related Mortgage Note, related Finance Agreement or Owner Beneficiary Agreement and each other related Timeshare Loan Document are in full force and effect, constitute the legal, valid and binding obligation of the Obligor thereof enforceable against such Obligor in accordance with its terms subject to the effect of bankruptcy, fraudulent conveyance or transfer, insolvency, reorganization, assignment, liquidation, conservatorship or moratorium, and is not subject to any dispute, offset, counterclaim or defense whatsoever;
(oo)	the Timeshare Loan relates to a Completed Unit and the Related Security do not, and the origination of each Timeshare Loan did not, contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, retail installment sales, truth in lending, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party thereto has been or is in violation of any such law, rule or regulation in any material respect if such violation would impair the collectibility of such Timeshare Loan and the Related Security; no Timeshare Loan was originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, conveyance or assignment of such Timeshare Loan would be unlawful, void or voidable;
(pp)	to the Depositor’s Knowledge, (i) no bankruptcy is currently existing with respect to the Obligor, (ii) the Obligor is not insolvent and (iii) the Obligor is not an Affiliate of the Depositor;
(qq)	[RESERVED];
(rr)	except if such Timeshare Loan is a Qualified Substitute Timeshare Loan that is an Upgrade Loan replacing its related Original Club Loan, the Obligor has made at least one month’s aggregate required payment with respect to the Timeshare Loan (not including any down payment);
(ss)	if a Resort (other than La Cabana Resort) is subject to a construction loan, the construction lender shall have signed and delivered a non-disturbance agreement (which may be contained in such lender’s mortgage) pursuant to which such construction lender agrees not to foreclose on any Timeshare Properties relating to a Timeshare Loan or by the terms of the construction loan, such Timeshare Property has been released from the lien created thereby which have been sold pursuant to this Agreement;
(tt)	except as set forth in Schedule II hereto, the Timeshare Properties and the related Resorts are free of material damage and waste and are in good repair, ordinary wear and tear excepted, and fully operational, subject to renovations for improvement from time to time; there is no proceeding pending or threatened for the total or partial condemnation of or affecting any Timeshare Property or taking of the Timeshare Property by eminent domain; the Timeshare Properties and the Resorts in which the Timeshare Properties are located are lawfully used and occupied under applicable law by the owner thereof;

(uu)	except as set forth in Schedule II hereto, the portions of the Resorts in which the Timeshare Properties are located which represent the common facilities are free of material damage and waste and are in good repair and condition, ordinary wear and tear excepted, subject to renovations for improvement from time to time;
(vv)	no foreclosure or similar proceedings have been instituted and are continuing with respect to any Timeshare Loan or the related Timeshare Property;
(ww)	with respect to the Aruba Loans only, Bluegreen shall own, directly or indirectly, 100% of the economic and voting interests of the Aruba Originator.;
(xx)	the Timeshare Loan does not have an original term to maturity in excess of 120 months;
(yy)	to the Depositor’s Knowledge, the capital reserves and maintenance fee levels of the Associations related to the Resorts are adequate in light of the operating requirements of such Associations;
(zz)	except as required by law, the Timeshare Loan may not be assumed without the consent of the obligee;
(aaa)	for each Club Loan, the Obligor under the Timeshare Loan does not have its rights under the Club Trust Agreement suspended;
(bbb)	the payments under the Timeshare Loan are not subject to withholding taxes imposed by any foreign governments;
(ccc)	each entry with respect to the Timeshare Loan as set forth in the Schedule of Timeshare Loans is true and correct;
(ddd)	if the Timeshare Loan relates to a Timeshare Property located in Aruba, a notice has been mailed or will be mailed within 30 days of the related Funding Date, as applicable, to the related Obligor indicating that such Timeshare Loan has been transferred to the Depositor and will ultimately be transferred to the Issuer and pledged to the Indenture Trustee for the benefit of the Noteholders;
(eee)	no broker is, or will be, entitled to any commission or compensation in connection with the transfer of the Timeshare Loans hereunder;

(fff)	if the related Obligor is paying its scheduled payments by pre-authorized debit or charge, such Obligor has executed an ACH Form substantially in the form attached hereto as Exhibit C;
(ggg)	such Timeshare Loan is not an RDI Loan, an Oasis Lakes Loan, a Conversion Loan or an Introductory Loan;
(hhh)	[RESERVED];
(iii)	if such Timeshare Loan relates to a Timeshare Property located in the State of Michigan and was originated prior to Bluegreen obtaining a license under the Michigan Mortgage Brokers, Lenders and Servicers Licensing Act, Bluegreen shall have confirmed that the interest rate on such Timeshare Loan is enforceable in the manner specified as effective in an opinion by Michigan local counsel;
(jjj)	if the Timeshare Loan is an Aruba Non-Club Loan, such Timeshare Loan was originated prior to January 26, 2004;
(kkk)	if the Timeshare Loan is an Aruba Club Loan, such Timeshare Loan was originated on or after January 26, 2004;
(lll)	with respect to any Funding Date, the Timeshare Loan does not, when aggregated with all other Funding Date Timeshare Loans conveyed on such Funding Date, cause any of the following to fail to be true:
(1)	the weighted average FICO Scores of the Obligors (who have FICO Scores) of such Funding Date Timeshare Loans is equal to or greater than 690;
(2)	the weighted average Timeshare Loan Rates of such Funding Date Timeshare Loans is equal to or greater than 15.50%; and
(3)	the aggregate Loan Balance of such Funding Date Timeshare Loans with Obligors that have no FICO Score and Obligors that are non-United States residents (without duplication) does not exceed 5% of the aggregate Loan Balance of all such Funding Date Timeshare Loans acquired by the Issuer on such date.
(mmm)	the Timeshare Loan complies with the Credit Policy in effect at the time of origination;
(nnn)	the related Obligor has a FICO Score of 575 or greater, unless the Obligor has no FICO Score;

(ooo)	if the related Obligor either (A) has a FICO Score less than 600 or (B) is a United States resident and does not have a FICO Score, such Obligor has made a down payment by cash, check, credit card or otherwise equal to at least 20% of the actual purchase price (including closing costs) of the related Timeshare Property (which down payment may, (i) in the case of Upgrade Club Loans or conversion in connection with an Introductory Loan, be represented in whole or in part by the principal payments and down payment made on, as applicable, the related Original Club Loan or the related Introductory Loan since its date of origination or (ii) in the case of an Upgrade or a conversion in connection with an Introductory Product, be represented in whole or in part by the amount paid where the Obligor has paid in full, whether at the point of sale or otherwise, for the original Timeshare Property or Introductory Product, as applicable) and no part of such payment has been made or loaned to Obligor by Bluegreen or an Affiliate thereof; and
(ppp)	the Timeshare Loan shall not have a Timeshare Loan Rate less than 12.90%, except if subject to the Servicemember Civil Relief Act.

Schedule II

Exceptions

With respect to (gg), (tt) and (uu):

1. Christmas Mountain - The homeowner’s association board approved the redesign, refurbishment and renovation of the Christmas Mountain resort which will be a phased over 3 to 5 years with only limited portions of the units being closed at one time.  The total estimated costs are $18,000,000. A special assessment, which will also be phased over a 3 – 5 year period, was assessed in November 2012 and the first special assessment was billed. Construction has started.

2. Daytona SeaBreeze – exterior restorations for the Daytona SeaBreeze resort began in August 2012 and expected to be completed in February 2013. The resort will remain open during restorations. The restorations will be funded by a special assessment and the cost is estimated at $2.385 million.